                                                                   EXHIBIT 10.53


                                  AMENDMENT TO
                         AGREEMENT TO PURCHASE AND SELL


     WHEREAS, JCC Fulton Development, L.L.C., a Louisiana limited liability company ("Seller"), and WI Acquisition Corporation, a Delaware corporation ("Purchaser"), did enter into that certain Agreement to Purchase and Sell dated February 14, 2000 (the "Agreement"), for the sale of Lot 3CP, Second Municipal District of the City of New Orleans, Orleans Parish, Louisiana, on terms and conditions more fully set forth therein;

     WHEREAS, Purchaser did assign to 3CP Associates, L.L.C., a Louisiana limited liability company (now substituted as "Purchaser") all of its right, title and interest in and to the Agreement by that certain Assignment and Assumption of Agreement to Purchase and Sell effective as of April 17, 2000;

     WHEREAS, Seller and Purchaser have extended the expiration of the Inspection Period (as defined in the Agreement) from time to time to July 20, 2000, and desire to further extend the Inspection Period as hereinafter set forth; and

     WHEREAS, Seller and Purchaser also desire to amend this Agreement in certain particulars as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1) Capitalized terms utilized herein and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

     2) Section 6.4 of the agreement, "Lender Consent," is hereby deleted in its entirety as written, and amended to read as follows:

     "6.4 Lender Consent. (A) Seller shall take all reasonable efforts to obtain the Lender Consent on or before December 31, 2000 (the "Lender Consent Deadline"). Seller and Purchaser shall each have the option of extending the Lender Consent Deadline one or more times to a date not later than June 30, 2001. If either party elects to extend the Lender Consent Deadline as described in the preceding sentence, such party shall give the other party written notice of such extension in accordance with Section 14.3 of the Agreement, prior to the expiration of the Lender Consent Deadline (as the same may be extended from time to time). If the Lender Consent Deadline is extended as provided in this Section 6.4, the definition of "Lender Consent Deadline" shall be automatically revised to mean the date specified in any such notice made in compliance with this Section 6.4(A).


(B) If Seller fails to obtain timely the Lender Consent, either Purchaser or Seller may terminate this Agreement upon written notice to the other party, and if either party so elects to terminate this Agreement, Purchaser shall be entitled to a return of the Deposit and the Additional Deposit, if any, and, in addition, Seller shall reimburse Purchaser for all of Purchaser's actual, out-of-pocket expenses incurred in connection with the Transaction in the amount set forth on Exhibit "A" attached hereto and made a part hereof. Seller's obligation to reimburse Purchaser for such expenses shall be subject to Sellers's audit and verification of

Amendment to Agreement to Purchase and Sell
Page 2


invoices for expenses incurred in connection with the Transaction as shown on Exhibit "A" attached hereto.

         3) Section 8.1 of the Agreement, "Purchaser's Inspections," is hereby deleted in its entirety as written, and amended to read as follows:

         "8.1 Purchaser's Inspections. Seller agrees that Purchaser shall have forty-five (45) days after (i) receipt of notice from Seller that the Lender Consent has been obtained or (ii) the Lender Consent Deadline, whichever is earlier, to conduct inspections of the Property ("Inspection Period"), including, without limitation, environmental audits, wetlands determinations, appraisals, zoning, economic and engineering feasibility studies, soil tests, and such other inspections as Purchaser deems necessary to satisfy itself with respect to Seller's title and the condition of the Property. Seller understands and agrees that Purchaser and its respective employees, agents, and representatives may find it appropriate to contact Governmental Authorities in connection with the result of Purchaser's Inspections to the Property. Purchaser's sole remedy for any defects in the Property discovered during the Inspection Period will be its termination rights established in Section 8.5."

         4) The "Effective Date" of this Amendment shall be the date on which this Amendment is last executed by either Seller or Purchaser.

         5) Except as specifically amended hereby, all other terms and provisions of the Agreement, as previously amended, remain in full force and effect and are hereby ratified and confirmed in all respects.

         This Amendment may be executed in multiple identical counterparts. If so executed, each such counterpart is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement.

                            (Signature Page Follows)

Amendment to Agreement to Purchase and Sell
Page 3


     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement on the dates set forth below.


                                        Seller
                                        JCC FULTON DEVELOPMENT, L.L.C.,
                                        a Louisiana limited liability company


Date  July 20, 2000                     By: /s/ THOMAS M. MORGAN
      --------                             -------------------------------------
                                        Name:   Thomas M. Morgan
                                        Title:  V.P.


                                        Purchaser:
                                        3CP ASSOCIATES, L.L.C., a Louisiana
                                        limited company

                                        By: WYNDHAM CANAL PLACE, INC., MEMBER


                                            By:  /s/ [ILLEGIBLE]
                                                --------------------------------


                                        By: 3CP INVESTORS, L.L.C., MEMBER

                                            By: Darryl Berher Companies, Inc.,
                                                Member

                                                By: /s/ DARRYL D. BERGER
                                                   -----------------------------
                                                   Darryl D. Berger, President

Date: July 18, 2000                         By: /s/ ROGER H. OGDEN
      --------                                 --------------------------
                                                Roger H. Ogden, Member

                                                                       EXHIBIT A

[WYNDHAM INTERNATIONAL LOGO]

                            WYNDHAM BUDGETING SYSTEM
                             LOCATION DETAIL REPORT
                          NEW ORLEANS CP3 SITE (NT05)
                             CP3 SITE DUE DILIGENCE

LAND/PURCHASE

?10 PURCHASE/ACQUISITION COST

?321        0901.49      Development Fees - External Legal Costs           1.00   ARS   1.00    ALL     $18,335.00
?321        0901.49      Development Fees - External Architectural Costs   1.00   ARS   1.00    ALL     $14,308.00
?323        0901.50      Dev. Reimbursable - Wyndham                       1.00   ARS   1.00    ALL      $2,550.00
?324        0901.47      Development Reimbursables - External              1.00   ARS   1.00    ALL      $1,000.00
?230        410230.00    WHC Legal: Carrero-Fishman-Haygood...             1.00   ARS   1.00    ALL     $10,875.00
?230        410230.00    WHC Legal: Akin Gump                              1.00   ARS   1.00    ALL      $6,000.00
C142        510280.00    Parking Survey                                    1.00   ARS   1.00    ALL      $8,000.00
C142        510280.00    Architectural/MEP Schematic Design: Fees          1.00   ARS   1.00    ALL     $71,695.00
C142        510280.00    Structural Schematic Design: Fees                 1.00   ARS   1.00    ALL     $28,996.00
C142        510280.01    Roofing/Moisture Protection Due Diligence: Fees   1.00   ARS   1.00    ALL           $.00
C142        510280.02    ADA Due Diligence: Fees                           1.00   ARS   1.00    ALL           $.00
C142        510280.03    Environmental Due Diligence: Fees                 1.00   ARS   1.00    ALL           $.00

C142        510280.04    Construction Cost Estimating Due Diligence: Fees  1.00   ARS   1.00    ALL      $8,500.00
C142        510280.05    Geotechnical Testing Due Diligence: Fees          1.00   ARS   0       ALL      $6,580.00

C143        0901.56      Building Evaluation Survey: ASMEP Reimb.          1.00   ARS   1.00    ALL     $12,728.51
C143        510280.10    Parking Survey Reimbursables                      1.00   ARS   1.00    ALL      $1,000.00
C1TX        710889.06    Consultant Sales Tax                              1.00         1.00            $11,456.00
E385        710380.02    MIS Task Force: Reimbursables                     1.00   ARS   1.00    ALL           $.00
G111        0901.01      TS: Technical Advisory Fees                       1.00   ARS   127.00  ALL           $.00

G113        510499.00    Technical Services Reimbursables                  1.00   ARS   1.00    ALL      $2,500.00
G1TX        710889.16    Project Management Sales Tax                      1.00         1.00               $219.00
H110        910110.00    Contingency                                       1.00   ARS   1.00    ALL     $10,000.00


?321        0901.49      Development Fees - External Legal Costs            $18,335    Costs incurred by Berger & Ogden
?321        0901.49      Development Fees - External Architectural Costs    $14,308    Costs incurred by Berger & Ogden
?323        0901.50      Dev. Reimbursable - Wyndham                         $2,600    Estimate to be confirmed
?324        0901.47      Development Reimbursables - External                $1,000
?230        410230.00    WHC Legal: Carrero-Fishman-Haygood...              $10,875
?230        410230.00    WHC Legal: Akin Gump                                $6,000
C142        510280.00    Parking Survey                                      $8,000    Carl Walker proposal dated 01/26/00
C142        510280.00    Architectural/MEP Schematic Design: Fees           $71,695    Broadmoor 05/15/00 invoice No. 272201
C142        510280.00    Structural Schematic Design: Fees                  $28,996    Murphy Makofsky invoice dated 05/17/00
C142        510280.01    Roofing/Moisture Protection Due Diligence: Fees         $0    None required at this time
C142        510280.02    ADA Due Diligence: Fees                                 $0    None required at this time
C142        510280.03    Environmental Due Diligence: Fees                       $0    Project put on hold prior to this work
                                                                                       being released
C142        510280.04    Construction Cost Estimating Due Diligence: Fees    $8,500    C23 Construction Cost Engineering
C142        510280.05    Geotechnical Testing Due Diligence: Fees                $0    Eustis Engineering 03/20/00 proposal;
                                                                                       not initiated before project went on hold
C143        0901.56      Building Evaluation Survey: ASMEP Reimb.           $12,727    Broadmoor 05/15/00 invoice No. 272201
C143        510280.10    Parking Survey Reimbursables                        $1,000    Carl Walker - estimate to be confirmed
C1TX        710889.06    Consultant Sales Tax                               $11,458
E385        710380.02    MIS Task Force: Reimbursables                           $0    No work was required at this time
G111        0901.01      TS: Technical Advisory Fees                             $0    60 hrs. Senechal, 67 hrs. Lietz, Cannot
                                                                                       capture per W. Geller
G113        510499.00    Technical Services Reimbursables                    $2,500    Estimate to be confirmed
G1TX        710889.16    Project Management Sales Tax                          $219
H110        910110.00    Contingency                                        $10,000    Allowance to establish Not-To-Exceed
                                                                          ---------
Total A10 PURCHASE/ACQUISITION COST                                        $210,111
                                                                          ---------
Total - Land/Purchase                                                      $210,111
                                                                          ---------



Soft Costs

S13 WHC/NON-GC EXPENSES

D235        610222.00    OCIP                                              1.00         1.00                  $.00        $0
E3TX        710699.12    Special Systems Sales Tax                         1.00         1.00                  $.00        $0
E810        710710.00    Freight                                           1.00         1.00                  $.00        $0
E6TX        710899.17    Installation, Warehousing, Freight Sales Tax      1.00         1.00                  $.00        $0
                                                                                                                    --------
Total G13 WHC/NON-GC EXPENSES                                                                                             $0
                                                                                                                    --------
Total - Soft Costs                                                                                                        $0
                                                                                                                    --------

[WYNDHAM INTERNATIONAL LOGO]

                            WYNDHAM BUDGETING SYSTEM
                             LOCATION DETAIL REPORT
                          NEW ORLEANS CP3 SITE (NT05)
                             CP3 SITE DUE DILIGENCE


EMERGENCY FUNDS

? CONTINGENCY

??10        910110.00    Escalation Cost                                   1.00         1.00                  $.00        $0
??10        910110.00    Contingency                                       1.00         1.00                  $.00        $0
                                                                                                                    --------
Total T10 CONTINGENCY                                                                                                     $0
                                                                                                                    --------


? MANAGEMENT RESERVE

??10        910110.01    Management Reserve                                1.00         1.00                  $.00        $0
                                                                                                                    --------
Total T20 MANAGEMENT RESERVE                                                                                              $0
                                                                                                                    --------
Total - Emergency Funds                                                                                                   $0
                                                                                                                    --------
Project Total                                                                                                       $210,111
                                                                                                                    --------



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